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                                                                   EXHIBIT 10.58

                        CONSENT AND ASSUMPTION AGREEMENT

         This Consent and Assumption Agreement (this "Agreement") is made as of August ____, 2003 by and among LAKESHORE MARKETPLACE, LLC, a Delaware limited liability company ("Seller"), RAMCO LAKESHORE LLC, a Delaware limited liability company, f/k/a Lakeshore MP, LLC ("Buyer"), LAKESHORE MARKETPLACE FINANCE COMPANY, INC., a Delaware corporation, HORIZON GROUP PROPERTIES, L.P., a Delaware limited partnership, HORIZON GROUP PROPERTIES, INC., a Delaware corporation (collectively, whether one or more, "Original Guarantor"), RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership ("Guarantor"), and WELLS FARGO BANK MINNESOTA, N.A., as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, acting by and through its Master Servicer and General Special Servicer, Midland Loan Services, Inc. (collectively referred to herein as "Lender"), with reference to the following facts:

                                    RECITALS

         A. Seller has been the owner of certain real property located at 5241 Harvey Street, Norton Shores, Michigan, commonly known as Lakeshore Marketplace Shopping Center, and more particularly described in Exhibit "A" attached hereto and incorporated herein by reference for all purposes together with all improvements, fixtures and personal property located thereon and or/described in any of the herein defined Loan Documents which, with the above described real property (the "Real Property"), is collectively referred to as the "Property". Further, as used herein, the term "Property" shall mean the Property or, where applicable, such portions thereof as are owned by Buyer. The Property is encumbered by a first lien and security interest on the Property evidenced by, among other things, that certain (i) Mortgage dated July 30, 2001, executed by Seller to Greenwich Capital Financial Products, Inc. (the "Original Lender"), as mortgagee, filed for record and recorded in Liber 3242, Page 914 in the official records of Muskegon County, Michigan (the "Mortgage"), (ii) Assignment of Leases dated July 30, 2001, executed by Seller for the benefit of Original Lender, filed for record and recorded in Liber 3242, Page 958 in the official records of Muskegon County, Michigan (the "Assignment of Leases"),
(iii) Environmental Indemnity Agreement dated July 30, 2001, executed by Seller as indemnitor thereunder for the benefit of Original Lender (the "Environmental Indemnity"), (iv) Replacement Reserve and Security Agreement dated July 30, 2001, executed by Seller for the benefit of Original Lender (the "Replacement Reserve Agreement"), (v) Collection and Deposit Account Agreement dated July 30, 2001, executed by Seller, Original Lender and the other parties named therein (the "Deposit Account Agreement"), and (vi) Tenant Improvement and Leasing Commission Reserve and Security Agreement dated July 30, 2001, executed by Seller for the benefit of Original Lender (the "TI/LC Reserve

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Agreement"). Original Guarantor guaranteed certain obligations of Seller under the Loan Documents (as hereinafter defined) pursuant to that certain Exceptions to Non-Recourse Guaranty dated July 30, 2001, executed by Original Guarantor, as guarantor, for the benefit of Original Lender (the "Guaranty"). The personal property, fixtures and other collateral covered by the Mortgage and the other Loan Documents is subject to a first lien and security interest on the Property evidenced by, among other things, that certain (i) UCC-1 Financing Statement filed as number 4419973 with the Office of the Secretary of State of Michigan, and (ii) UCC-1 Financing Statement filed for record and recorded Liber 3242, Page 417 in the official records of Muskegon County, Michigan (collectively, said UCC-1 Financing Statements shall be referred to as the "UCC-1 Financing Statement"). The Mortgage, the Assignment, the Environmental Indemnity, the Replacement Reserve Agreement, the Deposit Account Agreement, the TI/LC Agreement, the Guaranty and the UCC-1 Financing Statement and any all other documents, instruments or agreements evidencing or creating a lien or security interest relating to any of the Property, whether or not referenced herein, are collectively referred to herein as the "Security Documents".

         B. The Security Documents secure a repayment of a loan (the "Loan") to Seller evidenced by a Promissory Note (the "Note") dated July 30, 2001, in the original principal amount of $15,993,000.00 executed by Seller, as maker, in favor of Original Lender, as payee. The Security Documents further secure performance of all the obligations, covenants, and agreements contained in the Mortgage and in all other documents executed by Seller or any other party evidencing, securing, memorializing or in a any way relating to the Loan or perfecting the lien or security interest created by any Security Document (such documents, instruments and agreements together with the Note, the Mortgage, the Guaranty, the Environmental Indemnity and the other Security Documents, as same may be amended, reinstated, consolidated, supplemented, increased, decreased, restated, extended or otherwise modified at any time, and from time to time, are collectively and individually referred to herein as the "Loan Documents").

         C. Lender now holds all of Original Lender's interest in and under the Mortgage and the other Loan Documents. Midland Loan Services, Inc. services the Loan as Master Servicer and General Special Servicer, pursuant to that certain Pooling and Servicing Agreement dated as of December 1, 2001.

         D. Seller and Buyer entered into that certain Agreement of Purchase and Sale (as amended, the "Contract of Sale") dated April 18, 2003, for the sale and purchase of the Property. Unless Lender elects to consent to the transfer, the provisions of the Loan Documents entitle Lender to, among other things, accelerate payment of the balance owing under the Note, to foreclose the Mortgage and exercise any and all rights, remedies or recourses to which it is entitled under any of the Loan Documents. Seller will sell, transfer, and convey the Property, subject to the Loan Documents, to Buyer (i) if Buyer assumes, to Lender's full satisfaction, the Loan and all of Seller's obligations, agreements, covenants, liabilities, representations, warranties, duties and the like (collectively, the "Obligations") arising under the Loan Documents, and
(ii) if Lender agrees not to exercise its right under the Mortgage to accelerate the unpaid balance of the Note as a result of such transfer to Buyer and allows Buyer to assume the Loan and all of Seller's obligations under the Loan Documents.

         E. Subject to the terms and conditions of this Agreement and the Loan Documents, Lender is willing to consent to the transfer of the Property to Buyer and permit Buyer's assumption of the Loan and Obligations arising under the Loan Documents. Lender's willingness to consent to such assumption by Buyer is expressly conditioned on, among other things, Buyer's agreement that it is specifically assuming all Obligations under the Note and other Loan Documents which are fully and unconditionally recourse subject, however, to the non recourse provisions set forth in the Loan Documents.

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                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

         1. GENERAL. Lender and Buyer confirm and agree that (i) the current outstanding principal balance of the Note is $15,731,556.75 and Buyer hereby ratifies, reaffirms and consents to all of the other terms of each of the Loan Documents, as applicable; (ii) the current effective interest rate of the
Note is 7.647% per annum; (iii) the Note contains a fixed interest rate and a maturity date of August 1, 2011; (iv) the current effective monthly principal and interest installment payment under the Note is $113,439.59, which is due and payable on the first day of each and every calendar month; (v) the current effective monthly escrow payment to Lender for taxes on the Property is $42,197.43, which is due and payable on the first day of each and every calendar month; (vi) the current effective monthly escrow payment to Lender for insurance on the Property is $5,829.91, which is due and payable on the first day of each and every calendar month; (vii) the current effective monthly escrow payment to Lender for replacement reserves with respect to the Property is $4,463.98;
(viii) the current effective monthly escrow payment to Lender for tenant improvement and leasing commission reserves with respect to the Property is $12,000.00; (ix) all installment payments due up to and including August 1, 2003, under the Note and/or the Mortgage shall have been paid current; (x) there are no defenses or claims of setoffs with respect to any such sums or other amounts owing under the Note, Mortgage or any of the other Loan Documents; (xi) Lender is the current holder of the Note, Mortgage and other Loan Documents;
(xii) no payment default exists of any amount due and owing under the Loan Documents and no late charges are currently owing thereunder and to Lender's knowledge, without any inquiry or investigation whatsoever, no other default exists under the Loan Documents; (xiii) there are no currently outstanding default notices issued pursuant to the Loan Documents; and (xiv) unless and until Lender provides an alternative address for Lender, all Loan payments and all notices and correspondence to Lender shall be made or given to Lender at the address of Lender set forth at the top of the first page of this Agreement.

         2. CONSENT TO TRANSFER. Lender shall consent to the transfer of the Property from Seller to Buyer subject to satisfaction of all of the following conditions precedent and the other terms of this Agreement: (i) the complete execution and acknowledgment of this Agreement by all of the parties hereto and the delivery thereof to Lender for recordation concurrently with the closing of Buyer's acquisition of the Property as contemplated by the Contract of Sale (the "Closing"); (ii) recordation and filing, as appropriate, at Closing of the New Financing Statements (defined below) in form and substance satisfactory to Lender; (iii) the delivery to Lender of satisfactory evidence of Buyer's satisfaction of all insurance requirements as set forth in the Loan Documents; (iv) the issuance to Lender of the Title Endorsements (defined below) in form and substance acceptable to Lender; (v) the full release and reconveyance of any other liens or monetary encumbrances against the Property which are not in favor of Lender other than liens for property taxes and assessments not yet due and payable; (vi) the payment to Lender of the Assumption Fee (defined below), and the Note installment and all other payments, fees and expenses required by Section 3 of this Agreement to be paid at Closing by Buyer and/or Seller or as required by any of the Loan Documents; (vii) the delivery of evidence of the capacity and authority of Seller, Buyer, Original Guarantor and Guarantor to consummate the transactions contemplated in the Contract of Sale and/or this Agreement, as the case may be, consents and resolutions of Seller and Buyer authorizing the transactions contemplated in this Agreement and/or the Contract of Sale together with a true, correct and complete copy of the Operating Agreement of Buyer, as amended and/or restated, which shall include, without limitation, certain "special purpose vehicle" provisions acceptable to Lender which shall include, without limitation, those provisions required in the Loan Documents, all in form and substance satisfactory to Lender; (viii) a written consent and subordination from each and every party holding a subordinate lien or interest on the Property, to provide their respective consents in all respects to the transactions set forth herein and their continued subordination of their respective liens to the Loan

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Documents, each in form and substance satisfactory to Lender; (ix) a current written opinion of counsel for Buyer, in form and substance satisfactory to Lender, to the effect, among other things as Lender may require, that the Loan is not usurious or otherwise illegal under applicable law, that the Loan Documents, as amended, and this Agreement are valid and binding upon Buyer, and are enforceable in accordance with their terms, that the persons executing this Agreement and any other documents, instruments or agreements related hereto have the requisite authority to execute such documents on behalf of Buyer and that Buyer has authorized the execution of this Agreement and the documents contemplated hereby; (x) Buyer and/or Seller shall pay all costs of Buyer, Seller and Lender associated with Closing and/or this Agreement; (xi) all monthly debt service payments and real estate taxes and insurance premiums, must be current; (xii) Buyer shall provide to Lender evidence, in a form and substance satisfactory to Lender, that all insurance premiums due to maintain all insurance required by the Mortgage have been paid in full as of the date of this Agreement and that no delinquencies exist with regard to same; (xiii) Buyer shall provide to Lender evidence, in form and substance satisfactory to Lender, that all taxes, charges, assessments, and impositions of any kind have been paid in full as of the date of this Agreement and that no delinquencies exist with regard to same; (xiv) a current survey of the Property, in form and substance satisfactory to Lender; (xv) uniform commercial code searches and tax lien searches satisfactory to Lender; (xvi) copies of all management or other similar agreements, to be in form and substance satisfactory to Lender and certified by Buyer to be true and correct, together with true and correct copies of a tenant estoppel for each tenant; (xvii) Buyer and Seller shall execute and deliver to Lender any and all other documents, instruments and agreements reasonably necessary for the completion of the transaction contemplated by this Agreement; and (xviii) the delivery to Lender by Seller and/or Buyer of all items identified on that certain closing checklist heretofore furnished by Lender to Seller and Buyer.

         The validity and effect of this Agreement including the consent of Lender as contemplated herein are wholly conditioned on delivery of aforesaid items to Lender on or before the Closing.

         3. ASSUMPTION FEE; INSTALLMENT PAYMENT; THE TITLE ENDORSEMENTS AND EXPENSES. In consideration for Lender's consent to the transfer of the Property from Seller to Buyer, Seller covenants and agrees to pay to Lender at Closing (i) $157,315.57, which represents the assumption fee to Lender for consenting to Buyer's assumption (the "Assumption Fee"), and (ii) $177,930.91, which represents the September, 2003 principal and interest Note installment payment, together with all impounds due under the Mortgage and this Agreement. Neither the Assumption Fee nor said impounds shall be credited against the principal balance. In addition, at Closing Buyer shall (i) cause to issue such endorsements to the mortgagee title insurance policy issued by Chicago Title Insurance Company, Policy No. 1070078919, covering the Mortgage, and in such form as Lender may reasonably require or, alternatively, as Lender may request in its sole discretion, a new mortgagee title insurance policy in form and substance acceptable to Lender (collectively, the "Title Endorsements"), including, without limitation, showing that the Security Documents are the only monetary liens of record against the Property, and (ii) pay the cost of the Title Endorsements, any escrow, filing or recording fees applicable to this transaction, and Lender's costs and expenses incurred in connection with this Agreement or this transaction including without limitation, Lender's reasonable attorneys' fees incurred in connection with this Agreement or this transaction.

         4. BUYER'S ASSUMPTION OF LOAN; NEW FINANCING STATEMENTS; ASSUMPTION OF GUARANTY. Buyer hereby expressly assumes, with recourse, subject to nonrecourse provisions set forth in the Loan Documents, the unpaid balance due and owing on the Note, together with interest thereon as provided in the Note, together with all other obligations under the Note, Mortgage and each and every one of the Loan Documents, with the same force and effect as if Buyer had been specifically named therein as the original maker, borrower, grantor or debtor, as applicable it being specifically agreed by Buyer that to the extent said Note is recourse that Lender's remedies shall not in any respect or extent be limited solely to the Property or any other collateral securing the obligation.

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Buyer further expressly promises to pay all loan installments as they become due and to observe all obligations of the Note and Mortgage. The foregoing assumption by Buyer is absolute and unconditional, subject to non recourse provisions set forth in the Loan Documents and is not subject to any defenses, waivers, claims or offsets nor may it be affected or impaired by any agreement, condition, statement or representation of Seller or Buyer or any failure to perform the same and that Buyer hereby relinquishes, waives and releases any and all such defenses, claims, offsets, and causes of action. Buyer expressly agrees that it has read and approved of and will comply with and be bound by all of the terms, conditions, and provisions contained in the Mortgage, the Note and all other Loan Documents.

         Buyer hereby authorizes Lender to file one or more UCC-1 and UCC-3 financing statements covering fixtures and personal property and/or other collateral related to the Real Property and covered by any of the Security Documents, without signature of Buyer to the extent permitted by law (the "New Financing Statements"), and Buyer hereby confirms that it grants Lender a security interest in all fixtures, personal property and/or any other collateral described in any of the Security Documents.

         Guarantor hereby expressly assumes all the obligations of Original Guarantor under the Guaranty, with the same force and effect as if Guarantor had been named therein as an original indemnitor therein, and Guarantor agrees that he/she shall be liable for all of such obligations as guarantor thereunder. Guarantor hereby expressly ratifies and reaffirms the Note, the Mortgage, the Guaranty and each and every one of the other Loan Documents and acknowledges and agrees that nothing in this Agreement (any provision to the contrary notwithstanding), the Contract of Sale or any other document or instrument shall in any way diminish the obligations of Guarantor under the Note, the Mortgage, the Guaranty or any other of the other Loan Documents. The foregoing assumption by Guarantor is absolute and unconditional, is not subject to any defenses, waivers, claims or offsets nor may it be affected or impaired by any agreement, condition, statement or representation of Seller or any failure to perform the same and that Guarantor hereby relinquishes, waives and releases any and all such defenses, claims, offsets, and causes of action. Guarantor expressly agrees that he has read and approved of and will comply with and be bound as guarantor by all of the terms, conditions, and provisions contained in the Guaranty.

         5. LIMITATION OF CONSENT. Lender's consent in this Agreement is strictly limited to the conveyance of the Property from Seller to Buyer, and this Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender's consent to any future transfer of the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein. Buyer specifically acknowledges that any transfer of the Property or any portion thereof or interest therein by Buyer shall entitle Lender to accelerate the Note balance and foreclose the Mortgage. The Loan Documents are hereby ratified and except as expressly modified in this Agreement, the Note, Mortgage and other Loan Documents remain unmodified and are in full force and effect.

         6. NO REPRESENTATIONS OF LENDER. Buyer recognizes and agrees that Lender has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, the condition of the Property or the use, occupancy, or status of the Property. To the extent Buyer has any claims which in any manner relate to the Property, the condition of the Property, or the use, occupancy, or status of the Property, the same shall not be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, or asserted as a defense to any of the Loan Documents.

         7. EFFECT OF AGREEMENT. This Agreement shall be deemed to form a part of the Loan Documents. This Agreement shall not prejudice any present or future rights, remedies or powers belonging or accruing to Lender under the Loan Documents, nor impair the lien of the Mortgage.

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         8.       NO EFFECT ON LIENS OR PRIORITY. Nothing in this Agreement
shall in any way release, diminish or affect the first position lien of the Mortgage or any liens created by, or the agreements or covenants contained in, the Loan Documents or the first-lien priority of any such liens. Buyer agrees that the Note, the Mortgage and other the Loan Documents shall secure all other sums that may be advanced in the future by Lender to Buyer or any of its successors or assigns or any other owner(s) of the Property pursuant to the terms of the Loan Documents.

         9. BUYER'S CONTINUING RESPONSIBILITY FOR ENVIRONMENTAL MATTERS. Buyer and Guarantor each hereby specifically ratifies, affirms and confirms the environmental obligations, covenants, indemnities and agreements set forth in the Loan Documents, including, without limitation, the Environmental Indemnity.

         10. BUYER'S ENVIRONMENTAL INDEMNIFICATION. All representations, warranties, covenants, agreements and indemnities of Seller in the Mortgage and the other Loan Documents (as assumed by Buyer) relating to environmental matters and/or Section 9 of this Agreement shall not be affected by any investigation by or on behalf of Lender or by any information Lender may have or obtain with respect thereto.

         11. SELLER'S REPRESENTATION AND WARRANTIES. In order to induce Lender to enter into this Agreement, Seller hereby represents and warrants that
(i) Seller is the owner of the Property and is duly authorized to execute, deliver and perform this Agreement; (ii) any court or third-party approvals necessary for Seller to enter into this Agreement have been obtained; (iii) the entities and/or persons executing this Agreement on behalf of Seller are duly authorized to execute and deliver this Agreement; (iv) this Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations enforceable by Lender in accordance with their terms and have not been modified either orally or in writing; (v) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder; (vi) no Event of Default (as defined in the Mortgage) exists or any event, which, as a result of the passage of time or the expiration of any cure period would constitute a default or an Event of Default;
(vii) there exists no defenses or claims of set off with respect to any sums owing under the Note; (viii) all representations and warranties in the Contract of Sale are true and correct; and (ix) all representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

         12. BUYER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. In order to induce Lender to enter into this Agreement, Buyer hereby represents and warrants that (i) Buyer is duly authorized to execute, deliver and perform this Agreement; (ii) any court or third-party approvals necessary for Buyer to enter into this Agreement have been obtained; (iii) the entities and/or persons executing this Agreement on behalf of Buyer are duly authorized to execute and deliver this Agreement on Buyer's behalf; (iv) this Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of Buyer enforceable by Lender in accordance with their terms and have not been modified either orally or in writing; (v) Buyer's mailing address for all Lender's correspondence and notices is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034; (vi) to the best of Buyer's knowledge after reasonable inquiry and investigation, no default or Event of Default exists or any event, which, as a result of the passage of time or the expiration of any cure period, or both, would constitute a default or Event of Default; (vii) to the best of Buyer's knowledge after diligent inquiry and investigation, all representations and warranties of Buyer in the Contract of Sale are true and correct; (viii) Buyer covenants and agrees that no liens will attach to the Property as a result of or in any way relating to the consummation of the transaction contemplated by this Agreement other than liens in favor of Lender; (ix) Buyer hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Property without the signature of Buyer where permitted by law, and otherwise agrees to

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execute same at Lender's request; (x) the execution, delivery, and performance by Buyer of this Agreement does not contravene any law or contractual restriction binding on or affecting Buyer; (xi) no consent, authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any person or entities is required for the due execution, delivery or performance by Buyer of this Agreement; (xii) upon the closing of the transactions contemplated herein and the Contract of Sale, Buyer shall have good and indefeasible title to the Property, subject only to the exceptions to title referred to in the Title Policy; (xiii) no amounts are due or claimed to be due by any person or entity for labor performed or materials furnished to any portion or all of the Property: (xiv) to the best of Buyer's knowledge after diligent inquiry and investigation, Buyer is not in default on any obligations to any lienholders with any interest or lien in or to any portion or all of the Property; (xv) Buyer covenants and agrees that it shall not default in any way on any obligations owing to any lienholders (including taxing authorities) with any interest or lien in or to any portion or all of the Property; (xvi) to the best of Buyer's knowledge after diligent inquiry and investigation, Buyer and the Property are in compliance with all applicable zoning ordinances, government regulations and restrictive covenants affecting the Property; (xvii) the organizational documents governing Buyer are in full force and effect and have not been amended nor changed except as disclosed in writing to Lender, or no proceeding is pending, planned or threatened for the dissolution or annulment of Buyer; (xviii) Buyer is duly organized and validly existing and in good standing under the laws of the State of Delaware; (xix) all licenses, filing fees, income and other taxes due and payable by Buyer have been paid in full and Buyer has all requisite power and governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate the Property and to carry on its business as now being, and as proposed to be, conducted in the State of Michigan; (xx) there is no bankruptcy or receivership proceeding pending or threatened against Buyer; (xxi) Buyer has no intention as of the date of this Agreement to do any of the following within at least 180 days after said date: (a) seek entry of any order for relief as a debtor and a proceeding under the Code (defined below), (b) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (c) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (d) make a general assignment for the benefit of its creditors, and Lender is entitled to rely, and has relied, upon this representation and warranty in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement; (xxii) there are no taxes, assessments, or levies of any type whatsoever that can be imposed upon and collected from the Property arising out of or in connection with the ownership or operation of the Property, or any public improvements in the general vicinity of the Property other than normal and customary real estate taxes that are not yet due or payable; (xxiii) the next payment for real property taxes on the Property, which will be for such taxes for the calendar year 2004, is due December 1, 2003; (xxiv) all insurance required by the Security Documents (the "Required Insurance") is currently maintained on the Property and such policy contains the non-contributory New York Standard Mortgage Clause or its equivalent in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, its successors and/or assigns, c/o Midland Loan Services, Inc., Master Servicer, 10851 Mastin, Suite 700, Overland Park, Kansas 66210, re: Loan Number 03-0812070; (xxv) all insurance premiums on the Required Insurance have been paid; (xxvi) the Required Insurance will continue in place after the date the Property is conveyed to Buyer; (xxvii) there is no pending or, to the best of Buyer's knowledge after diligent inquiry and investigation, threatened action, suit, claim, litigation, or proceeding by an entity, individual, or governmental agency affecting the Property which would in any way constitute a lien, claim, or obligation of any kind against the Property and, to Buyer's knowledge after diligent inquiry and investigation, threatened condemnation or similar proceedings or assessments affecting the Property or any part thereof nor, to Buyer's knowledge, are any such assessments or proceedings contemplated by any governmental authority; (xxviii) to the best of Buyer's knowledge after diligent inquiry and investigation, Buyer is not in breach of any law or regulation, or under any order of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency, or

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instrumentality, wherever located, with respect to the Property or Buyer's present use or operation of the Property, of which Buyer has received notice or otherwise has knowledge thereof; (xxix) all representations and warranties referred to in this Agreement shall be true as of the date of this Agreement and Closing and shall survive Closing; and (xxx) Buyer hereby specifically ratifies and affirms that it has complied and will continue to comply with the "Single Purpose Entity" requirements set forth in any of the Loan Documents. None of the representations, warranties, covenants, agreements and indemnities of Buyer in the Loan Documents or this Agreement shall be affected by any investigation by or on behalf of Lender or by any information Lender may have or obtain with respect thereto. Without limiting any of the foregoing, at all times Buyer shall comply with all terms of the Loan Documents, including without limitation, the insurance requirements of the Mortgage and any other Loan Documents. Although Lender may accept certain evidence of insurance for purposes of closing the loan assumption transaction contemplated hereby, Lender or its servicer may at any time and from time to time request additional insurance information from Buyer to ensure or monitor Buyer's compliance with the insurance provisions of the Mortgage and any other Loan Documents and may request that Buyer provide such coverages as Lender or its servicer may require consistent with the terms of the Loan Documents. By entering into this Agreement, Lender specifically does not waive or modify any of the insurance requirements under the Loan Documents nor any of the remedies provided therein for failure to secure such required insurance coverage.

         13. RELEASE OF SELLER AND ORIGINAL GUARANTOR. Subject to Seller's full performance of all of their respective obligations hereunder, Lender hereby releases Seller from all liability and obligations it may now or hereafter have under the Loan Documents accruing on or after the date hereof, except for (i) any environmental or other damage to the Property accruing, occurring or relating to acts or omissions prior to the Closing; (ii) obligations arising from the Contract of Sale; (iii) the payment of taxes accruing prior to the Closing; (iv) fraudulent or tortious conduct including, but not limited to, intentional misrepresentation of financial data presented to Lender; and (v) any Obligations arising, accruing or relating to any time prior to the date hereof. Subject to Original Guarantor's full performance of all of its obligations hereunder, and effective only upon, and not before, Guarantor's acquisition (with Lender's prior written consent on terms and conditions acceptable to Lender in its sole and absolute discretion) of all of the direct or indirect ownership of Buyer (which the Seller, Buyer and Guarantor anticipate shall occur within fifteen (15) days after the Closing), Lender hereby releases Original Guarantor from all liability and obligations it may now or hereafter have under the Loan Documents accruing on or after the date hereof, except for (i) any environmental or other damage to the Property accruing, occurring or relating to acts or omissions prior to the Closing; (ii) obligations arising from the Contract of Sale; (iii) the payment of taxes accruing prior to the Closing; (iv) fraudulent or tortious conduct including, but not limited to, intentional misrepresentation of financial data presented to Lender; and (v) any Obligations arising, accruing or relating to any time prior to the date hereof.

         14. FURTHER ASSURANCES. Buyer agrees to do any act or execute any additional documents requested by Lender as may reasonably be required by Lender to effectuate the purposes of this Agreement or to perfect or retain its perfected security interest in the Property or the first-lien priority of any such security interest.

         15. INUREMENT; NO MODIFICATION OF PURCHASE AGREEMENT. Subject to the qualification contained in Section 5 above, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors in interest and permitted assigns. As between Buyer and Seller, the rights and obligations of Buyer and Seller under the Contract of Sale are not modified by this Agreement.

         16. GOVERNING LAW/SEVERABILITY. This Agreement shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the State of Michigan.

In the event one or more provisions of the Agreement shall be invalid, illegal or unenforceable, the validity or enforceability of the remaining provisions shall not in any way be affected.

         17. NO LEGAL RESTRICTIONS ON PERFORMANCE. The execution and delivery of this Agreement and compliance with the provisions hereof will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which Buyer or Seller is a party or by which it is bound.

         18. MODIFICATIONS. Neither this Agreement, nor any term or provision hereof, may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, discharge or termination is sought.

         19. RELEASE AND WAIVER OF CLAIMS. In consideration of Lender's agreement to enter into this Agreement, Seller, and Buyer hereby agree as follows:

                  A. General Release and Waiver of Claims. Seller, Original Guarantor, Buyer and Guarantor (collectively, the "Releasing Parties") hereby jointly and severally release and forever discharge Lender and their respective successors, assigns, partners, directors, officers, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders, representatives, agents, servants and employees from any and all rights, proceedings, agreements, contracts, judgments, debts, costs, expenses, promises, duties, claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, suspected or unsuspected, choate or inchoate, whether past, present or future, now held, owned or possessed by, any Releasing Party (to the extent arising or accruing on or prior to the date hereof), or which any Releasing Party may hereafter hold or claim to hold from the beginning of time to the date of this Agreement under common law or statutory right, known or unknown, arising, directly or indirectly, proximately or remotely, out of the Property, the Loan or any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby including, without limitation, any and all rights, proceedings, agreements, contracts, judgments, debts, expenses, promises, duties, claims, demands, cross-actions, controversies, causes of action, damages, rights, liability and obligations whether based upon tort, fraud, breach of any duty of fair dealing, breach of confidence, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, intentional or negligent infliction of mental distress, tortuous interference with contractual relations, tortuous interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, contract or usury, but only to the extent that the foregoing arise in connection with events which occurred prior to the date of this Agreement (collectively, the "Released Claims"). Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of this Agreement, the Note, the Mortgage, and all other Loan Documents, and all prior negotiations between or on behalf of Buyer and/or Seller and Lender and the demands and requests by Lender of Seller or Buyer concerning this Agreement and the other Loan Documents, including, but not limited to, all meetings, telephone calls, correspondence and/or other contacts among or on behalf of Buyer and/or Seller and Lender incident to the attempts of said parties to reach an Agreement, or in connection with the Note, the Mortgage or the other Loan Documents and the attempt(s) of Lender to collect the Note, and (b) the exercise by Lender of its rights under any of the Loan Documents or any of its rights under this Agreement, the Note, the Mortgage or any other Loan Documents or at law or in equity.

         This release is intended to release all liability of any character claimed for damages, of any type or nature, for injunctive or other relief, for attorneys' fees, interest or any other liability whatsoever, whether statutory, or contractual or tort in character, or of any other nature or character, now or henceforth in any way related to any and all matters and dealings of any nature whatsoever asserted or assertable by or on behalf of any of the Releasing Parties against Lender, including, without limitation, any loss, cost or damage in connection with, or based upon, any breach of fiduciary duty, breach of any duty of fair dealing or good faith, breach of confidence, breach of funding commitment, breach of any other duty, breach of any statutory right, fraud, usury, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with corporate or other governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any other cause of action, but only to the extent that the foregoing arise in connection with events which occurred prior to the date of execution hereof.

         The Releasing Parties each understand and agree that this is a full, final and complete release and agree that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability and that no Releasing Party, nor those claiming under it will ever claim that it is.

                  B. Releases Binding on Affiliates of Releasing Parties. The provisions, waivers and releases set forth are binding upon each Releasing Party and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

         20. BOOKS AND RECORDS. Without limiting any other provision of this Agreement, Buyer and Guarantor acknowledge and affirm their respective obligations under Section 10 of the Mortgage.

         21. NOTICES. All notices to Lender, Seller, or Buyer in connection with this Agreement shall be in writing and shall be addressed to the intended recipient thereof at its address as set forth below their signature on this Agreement (or at such other address as such party may designate in writing from time to time by notice given to Seller, Buyer or Lender). Additionally, any addresses for notices to the borrower under any of the Loan Documents is supplemented to include Buyer at its address set forth below its signature on this Agreement. All notices given to any party of this transaction shall be deemed effectively given (a) upon personal delivery of any such notice to the premises of the intended recipient as required above or as most recently designated by such intended recipient as provided herein; or (b) two (2) business days following the deposit of an envelope containing such notice in the United States mail, sent by certified mail, postage pre-paid and addressed to the intended recipient as set forth above or, as most recently designated, by the intended recipients as provided herein.

         22. BUYER'S SPECIFIC RATIFICATION, REAFFIRMATION AND CONFIRMATION OF LOAN DOCUMENTS. Buyer agrees to perform each and every obligation under the Loan Documents in accordance with their respective terms and conditions. It is expressly understood that Lender will hereafter require performance of any and all terms, conditions, or requirements of all documents and agreements executed by Buyer relating to the Loan Documents. Buyer acknowledges and agrees that any performance or non-performance of the Loan Documents prior to the Effective Date does not affect or diminish in any way the requirement of compliance with the Loan Documents. Buyer further acknowledges and agrees that the validity or priority of the liens and security interests evidenced by any of the Security Documents are not diminished in any way by this Agreement and that the Mortgage continues to be a first and superior mortgage lien and security interest on the Property. The agreements and obligations of Buyer under the Loan Documents are hereby ratified, brought forward, renewed and extended until the Loan shall have been fully paid and discharged. Buyer hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents represent the valid, binding and enforceable obligations of Buyer. Lender and Buyer hereby agree that this Agreement and the Loan Documents, as applicable are in full force and effect so that nothing contained herein shall be construed as modifying in any manner the Loan Documents. Buyer specifically extends the liens and security interests of the Security Documents and agrees that the Security Documents (i) shall cover the Loan, and (ii) shall continue to be in full force and effect until the Loan is paid in full and all other obligations under the Loan Documents are fully performed and satisfied. Buyer hereby agrees that this Agreement in no way acts as a diminishment, impairment, release or relinquishment of the liens, power, title, security interest and rights securing or guaranteeing payment of the Loan. The Security Documents are hereby renewed, extended, ratified, confirmed and carried forward by Buyer in all respects. Nothing contained herein shall be construed as a waiver of any rights, remedies, or recourses available to Lender with respect to any default by Buyer under this Agreement or any of the Loan Documents, as applicable. Except as otherwise provided herein, Lender hereby preserves all of its rights against Buyer, and all its collateral, including, without limitation, the Property.

         23. PROHIBITED TRANSFERS. Buyer and Guarantor hereby acknowledge and affirm all of the terms, provisions, conditions, covenants and restrictions set forth in Section 15 of the Mortgage.

         24. NO JURY TRIAL. SELLER, BUYER, ORIGINAL GUARANTOR, GUARANTOR AND LENDER HEREBY SEVERALLY, VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THE NOTE, MORTGAGE OR ANY OTHER LOAN DOCUMENT OR CONCERNING THE OBLIGATIONS UNDER THE LOAN DOCUMENTS AND/OR WITH REGARD TO THE PROPERTY OR PERTAINING TO ANY TRANSACTION RELATED TO OR CONTEMPLATED IN THE MORTGAGE, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTUOUS OR OTHER CLAIM, SELLER AND BUYER ACKNOWLEDGE THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER IN EXTENDING THE CREDIT DESCRIBED HEREIN, THAT LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THE SELLER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THE MORTGAGE AND UNDERSTANDS THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER.

         25. HEADINGS. The section headings contained herein are intended for convenience of reference and shall not be deemed to define, limit or describe the scope or intent of the respective provisions of this Agreement.

         26. BANKRUPTCY OF BUYER. Buyer as a material inducement to Lender to enter into this Agreement, and in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, by its execution hereof covenants and agrees that in the event Buyer shall (i) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. Section 101 et seq., the "Code"),
(ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer hereby irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Buyer agrees that Lender will be entitled to and hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Buyer further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays, or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a case under Chapter 7 of the Code upon motion therefor by Lender. Further, Buyer agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

         27. COMPLIANCE WITH INTEREST LAW. It is the intention of Seller, Original Guarantor, Buyer, Guarantor and Lender to conform strictly to the Interest Law (herein defined). Accordingly, Buyer and Lender agree that any provisions contained in the Note or in any of the other Loan Documents to the contrary notwithstanding, the aggregate of all interest, or consideration constituting interest under the Interest Law, that is taken, reserved, contracted for, charged or received under the Note or under any of the aforesaid documents or otherwise in connection with this loan transaction shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Note or in any of the other Loan Documents, then (a) the provisions of this paragraph shall govern and control,
(b) neither Buyer nor Buyer's successors or assigns shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law, (c) any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the Indebtedness (or if the Note shall have been paid in full, refunded to Buyer), and (d) the effective rate of interest shall be automatically subject to reduction to the Maximum Legal Rate of Interest (as hereinafter defined). To the extent permitted by the Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Note. For purposes of the Note, "Interest Law" shall mean any present or future law of the State of Michigan (meaning the internal laws of said state and not the laws of said state relating to choice of law), the United States of America or any other jurisdiction, which has application to the interest and other charges under the Note or under any of the other Loan Documents and to the classification of Buyer under such law. For purposes of the Note, the "Maximum Legal Rate of Interest" shall mean the maximum effective contract rate of interest that Lender may from time to time, by agreement with the Buyer, legally charge Buyer and in regard to which Buyer would be prevented from successfully raising the claim or defense of usury under the Interest Law as now or hereafter construed by courts of appropriate jurisdiction.

         28. TERMS GENERALLY. (i) Each definition contained in this or any other Article of this Agreement shall apply equally to both the singular and plural form of the term defined. Each pronoun shall include the masculine, the feminine and neuter form, whichever is appropriate to the context. The words "included", "includes" and "including" shall each be deemed to be followed by the phrase,

"without limitation." The words, "herein", "hereby", "hereof", and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular Article or Section hereof. Not withstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it; and (ii) the following terms shall have the respective meanings ascribed to them in the Uniform Commercial Code as enacted and in force in the State of Michigan:

                  accessions, accounts continuation statement, equipment, financing statement, fixtures, general intangibles, personal property, proceeds, security interest and security agreement.

         29. SECURITIES ACT OF 1933. Neither the Buyer nor any agent acting for it has offered the Note or any similar obligation of the Buyer for sale to or solicited any offers to buy the Note or any similar obligation of the Buyer from any person or party other than Lender, and neither the Buyer nor any agent acting for it will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

         30. COMPLIANCE WITH ERISA. As of the date of this Agreement, the Buyer maintains no employee benefit plans which require compliance with ERISA. If at any time the Buyer shall institute any employee benefit plans, the Buyer shall at all times comply with the requirements of ERISA.

         31. DOCUMENTATION REQUIREMENTS, SUFFICIENCY OF CONSENTS AND APPROVALS. Each written instrument required by this Agreement or any of the other Loan Documents to be furnished to Lender shall be duly executed by the person or party specified (or where no particular person or party is specified, by such person or party as Lender shall require), duly acknowledged where required by Lender and, in the case of affidavits and similar sworn instruments, duly sworn to and subscribed before a notary public duly authorized to act in the premises by governmental authority; shall be furnished to Lender in one or more copies as required by Lender; and shall in all respects be in form and substance reasonably satisfactory to Lender and its legal counsel. All title policies, surveys, appraisals, and other evidence, information or documentation required by Lender shall be in form and substance reasonably satisfactory to Lender and its legal counsel in all respects.

         32. EVIDENTIARY REQUIREMENTS. Where evidence of the existence or non-existence of any circumstance or condition is required by this Agreement or any of the other Loan Documents to be furnished to Lender, such evidence shall in all respects be in form and substance reasonably satisfactory to Lender, and the duty to furnish such evidence shall not be considered satisfied until Lender shall have acknowledged in writing that it is satisfied therewith.

         33. NUMBER, ORDER AND CAPTIONS IMMATERIAL. The numbering, order and captions or headings of the several articles, sections and paragraphs of this Agreement, the Note, the Mortgage and the other Loan Documents are for convenience of reference only and shall not be considered in construing such instruments.

         34. ENTIRE AGREEMENT. THIS AGREEMENT AND THE LOAN DOCUMENTS CONTAIN THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE ASSUMPTION OF THE LOAN BY BUYER AND LENDER'S CONSENT TO THE TRANSFER OF THE PROPERTY TO BUYER, AND SUPERSEDES ANY PRIOR WRITTEN OR ORAL AGREEMENTS BETWEEN THEM CONCERNING SAID SUBJECT MATTER.

THERE ARE NO REPRESENTATIONS, AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS, ORAL OR WRITTEN, BETWEEN AND AMONG THE PARTIES HERETO, RELATING TO THE SUBJECT MATTER CONTAINED IN THE AGREEMENT, WHICH ARE NOT FULLY EXPRESSED HEREIN OR IN THE LOAN DOCUMENTS. THIS AGREEMENT MAY NOT BE MODIFIED OR AMENDED EXCEPT AS AN INSTRUMENT IN WRITING SIGNED BY ALL THE PARTIES HERETO. THIS AGREEMENT MAY BE EXECUTED AND ACKNOWLEDGED IN MULTIPLE COUNTERPARTS FOR THE CONVENIENCE OF THE PARTIES, WHICH TOGETHER SHALL CONSTITUTE ONE AGREEMENT, AND THE COUNTERPART SIGNATURE AND ACKNOWLEDGMENT PAGES MAY BE DETACHED FROM THE VARIOUS COUNTERPARTS AND ATTACHED TO ONE COPY OF THIS AGREEMENT TO SIMPLIFY THE RECORDATION OF THIS AGREEMENT. THE REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THIS AGREEMENT SHALL CONTINUE AND SURVIVE THE TRANSFER OF THE PROPERTY TO BUYER.

          [Signatures and acknowledgments begin on the following page]

                           SELLER:

                           LAKESHORE MARKETPLACE, LLC, a Delaware
                           limited liability company

                           By: _________________________________________________
                               Name: _______________________________
                               Authorized ____________________________

                           Tax ID #: ___________________________________________

                           Mailing Address:

                           5000 Hakes Drive
                           Muskegon, Michigan  49441

                           ORIGINAL GUARANTOR:

                           LAKESHORE MARKETPLACE FINANCE
                           COMPANY, INC., a Delaware corporation

                           By: _________________________________________________
                               Name: _______________________________
                               Authorized ____________________________

                           Tax ID #: ___________________________________________

                           Mailing Address:
                           5000 Hakes Drive
                           Muskegon, Michigan  49441

                           HORIZON GROUP PROPERTIES, L.P., a Delaware limited partnership

                           By: Horizon Group Properties, Inc., a Delaware
                               corporation, its general partner

                               By: _______________________________
                               Name: _____________________________
                               Authorized _________________________

                           Tax ID #: ___________________________________________
                           Mailing Address:
                           5000 Hakes Drive
                           Muskegon, Michigan  49441

                           HORIZON GROUP PROPERTIES, INC., a Delaware corporation

                           By: _________________________________________________
                               Name: _______________________________
                               Authorized ____________________________

                           Tax ID #: ___________________________________________

                           Mailing Address:
                           5000 Hakes Drive
                           Muskegon, Michigan  49441

                           BUYER:

                           RAMCO LAKESHORE LLC,
                           a Delaware limited liability company

                           By: Ramco Lakeshore Manager, Inc., a Michigan
                               corporation, its managing member

                               By: _____________________________________________
                               Name: ________________________________
                               Title: Authorized _______________________

                           Tax ID #: 57-1178614

                           Mailing Address:
                           27600 Northwestern Highway, Suite 200
                           Southfield, Michigan  48034

                           GUARANTOR:

                           RAMCO-GERSHENSON PROPERTIES, L.P., a
                           Delaware limited partnership

                           By: Ramco-Gershenson Properties Trust, a Maryland
                               real estate investment trust, its general partner

                               By: _______________________________
                               Name: _____________________________
                               Authorized _________________________

                           Tax ID #: ______________________________

                           Mailing Address:
                           27600 Northwestern Highway, Suite 200
                           Southfield, Michigan  48034

                           LENDER:

                           WELLS FARGO BANK MINNESOTA, N.A., as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2

                           By: Midland Loan Services, Inc.,
                               Its Attorney-in-Fact

                               By: _____________________________________________
                                   Name: _______________________________________
                                   Title: Executive Vice President

                           Mailing Address:
                           10851 Mastin, Suite 700
                           Overland Park, Kansas  66210

STATE OF ____________      )
                           )ss.
COUNTY OF __________       )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 2003, by _______________________________, the ________________of
LAKESHORE MARKETPLACE, LLC, a Delaware limited liability company.

                                        ________________________________________
                                        NOTARY PUBLIC, State of ________________

My commission expires ______________

STATE OF ____________      )
                           )ss.
COUNTY OF __________       )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 2003, by _______________________________, the ________________of
LAKESHORE MARKETPLACE FINANCE COMPANY, INC., a Delaware corporation.

                                        ________________________________________
                                        NOTARY PUBLIC, State of ________________

My commission expires ______________

STATE OF ____________      )
                           )ss.
COUNTY OF __________       )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 2003, by _______________________________, the ________________ of
HORIZON GROUP PROPERTIES, INC., a Delaware corporation, for itself and in its capacity as general partner of HORIZON GROUP PROPERTIES, L.P., a Delaware limited partnership.

                                        ________________________________________
                                        NOTARY PUBLIC, State of ________________

My commission expires ______________

STATE OF ____________      )
                           )ss.
COUNTY OF __________       )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 2003, by _______________________________, the ________________ of
RAMCO LAKESHORE MANAGER, INC., a Michigan corporation, in its capacity as Managing Member of RAMCO LAKESHORE LLC, a Delaware limited liability company.

                                        ________________________________________
                                        NOTARY PUBLIC, State of ________________

My commission expires ______________

STATE OF ____________      )
                           )ss.
COUNTY OF __________       )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 2003, by _______________________________, the ________________ of
RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust, in its capacity as general partner of RAMCO-GERSHENSON PROPERTIES, L.P., a ________________ limited partnership.

                                        ________________________________________
                                        NOTARY PUBLIC, State of ________________

My commission expires ______________

STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF JOHNSON                   )

         On this _____ day of ________________, 2003, before me, a Notary Public in and for the State of Kansas, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that s/he was authorized to execute the instrument, and acknowledged that s/he is the Servicing Officer of Midland Loan Services, Inc., attorney-in-fact for WELLS FARGO BANK MINNESOTA, N.A., as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-C2, to be the free and voluntary act and deed of said company for the uses and purposes mentioned in the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

(seal)
                                        ________________________________________
                                        NOTARY PUBLIC in and for
                                        the State of Kansas
                                        Print Name: ____________________________
                                        My Commission Expires: _________________

PREPARED BY AND
AFTER RECORDING RETURN TO:
Midland Loan Services, Inc.
10851 Mastin, Suite 700
Overland Park, Kansas 66210
Attention: Asset Management
Loan No. 03-0812070

                                    EXHIBIT A

                              Property Description

                                 (See Attached)

                                     Page 22